UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 13, 2019 (Date of earliest event reported)
MEDTAINER, INC. (Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The Registrant is disclosing the following information regarding awards that it has madeunder its 2018 Incentive Award Plan (the “Plan”):

Awards to Employees.

The Registrant has awarded a total of 135,000,000 restricted shares of its common stock to seven of its employees. The number of shares awarded ranges from 10,000,000 to 30,000,000. Some awards vested in full on January 1, 2019, while other awards were granted such that one-third of the shares vested on January 1, 2019, one-third will vest on June 30, 2019, and one-third will vest on January 1, 2020. These vesting dates are nominal, inasmuch as the Plan provides that vesting dates are deferred until withholding taxes on the shares are paid or provided for. These awards are numbered from RS-001 and RS-007 and are evidenced by Restricted Stock Award Grant Notices and related Restricted Stock Award Agreements.

To the extent that shares vested nominally on January 1, 2019, they were awarded to reward outstanding performance during past years and to provide non-cash compensation to more closely align total compensation to market conditions. To the extent that shares will vest nominally in the future, they were awarded to provide employees with incentives and potential rewards for outstanding performance and to retain their services.

None of these employees is or has been an officer or director of the Registrant or otherwise an affiliate of the Registrant.

Awards to Consultants.

The Registrant awarded 1,000,000 shares of its common stock to each of three persons who served on its advisory board as consultants, pursuant to agreements between the Registrant and each them under which he served in such capacity. These agreements were entered into on various dates in 2015 and have terminated, and each of these persons has fully performed his obligations thereunder to the satisfaction of the Registrant.

The Registrant awarded 30,000,000 shares of its common stock to a consultant under a consulting agreement dated October 1, 2018. Under this agreement, 15,000,000 shares were earned on December 31, 2018, and the remaining shares will be earned on March 31, 2019.

These awards are numbered from C-001 through C-004.

None of these persons is or has been an officer or director of the Registrant or otherwise an affiliate of the Registrant.

Registration Under the Securities Act; Prospectus.

The Registrant registered 200,000,000 shares of its common stock, including the above shares, under the Securities Act of 1933 pursuant to a Registration Statement on Form S-8, which was filed and became effective on December 14, 2018, and was amended on January 4, 2019. Pursuant to Rule 428 promulgated under said act, the Registrant is delivering or has delivered to the above persons, together with the documents evidencing these awards, documents which, taken together, constitute a prospectus that meets the requirements of section 10(a) of said act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTAINER, INC.

By:  /s/ Curtis Fairbrother

Chief Executive Officer

Date: February 15, 2019

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AMENDMENT OF ASSET PURCHASE AGREEMENT

This Amendment of Asset Purchase Agreement, dated as of June 8 , 2018, is entered into by and between ACOLOGY, INC. a Florida corporation (the “Company”), and MARK HAINBACH (the “Seller”).

RECITALS:

A.           The Parties entered into an Asset Purchase Agreement, dated as of April 16, 2018 (the “APA”), whereunder, among other things, the Company will acquire certain property from Seller and entities controlled by him in consideration of the Company’s issuance to him of 263,125,164 shares of its common stock;

B.            The Parties desire to amend the APA as set forth herein; and

C.            The Parties desire to provide for the Closing Date under the APA.

NOW THEREFORE, in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree each with the other as follows:

1.	Change of Exhibits . Each of Exhibits B through L of the APA is replaced by the exhibit hereto identified by the same letter.

2.	Correction of Typographical Errors . The following corrections to the APA are hereby made:

(a)	In Section 1.3(a)(ii) of the APA, the phrase “Seller shall deliver to the Escrow Holder assignment to Company ” is replaced by “Seller shall deliver to the Escrow Holder an assignment to Company.”

(b)	In Sections 2.3 and 2.3 of the APA, “Exhibit A” is replaced by “Exhibit B.”

2.        General Provisions .

(a)	Modification; Full Force and Effect . Except as expressly modified and superseded by this instrument, the terms, representations, warranties, covenants and other provisions of the APA are and shall continue to be in full force and effect in accordance with their respective terms.

(b)	References to the Merger Agreement . After the date hereof, all references to “this Agreement,” “the transactions contemplated by this Agreement,” “the Asset Purchase Agreement,” “the APA” and phrases of similar import, shall refer to the APA as amended by this instrument (it being understood that all references to “the date hereof” or “the date of this Agreement” shall continue to refer to April 16, 2018).

(c)	Defined Terms . Terms used herein that are defined in the APA, as it existed prior to the execution and delivery of this instrument, shall have the same meaning as ascribed to them therein.

3.	Closing Date . The Closing Date under the APA shall be the date of this instrument or such other date as may be agreed to by the Parties.

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IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the day and year first above written.

COMPANY:

ACOLOGY, INC.

By: /s/ Curtis Fairbrother

Curtis Fairbrother

Chief Executive Officer

By: /s/ Douglas Heldoorn

Douglas Heldoorn

Chief Operating Officer

SELLER:

/s/ Mark Hainbach

Mark Hainbach

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ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated as of June 8, 2018, by and among ACOLOGY, INC., a Florida corporation (the “Company”), MARK HAINBACH (the “Seller”) and ESCROW, LLC (the “Escrow Holder” and, together with the Company and the Seller, the “Parties”),

WITNESSETH:

WHEREAS, the Company and the Seller have entered into an Asset Purchase Agreement, dated as of April 16, 2018, and amended on June 8, 2018 (as so amended, the “APA”); and

WHEREAS, the APA contemplates, among other things, the sale by the Seller to the Company of the Assets, as that term is defined therein, in consideration of the issuance by the Company to the Seller of 263,125,164 shares of its common stock, to be represented by a certificate for 60,000,000 shares of Common Stock (the “60MM Certificate”) and a certificate for 203,125,164 shares of Common Stock (the “203MM Certificate”);

WHEREAS, the APA contemplates that if said shares cannot not be publicly sold by the Seller in the amounts permitted by Section 5.6 of the APA pursuant to the exemption from registration afforded by Rule 144 promulgated under the Securities Act of 1933 or pursuant to another exemption from such registration after the expiration of six (6) months from the date of the Closing under the APA, certain of the transactions contemplated by the APA will be undone, in one of the manners set forth in this Agreement; and

WHEREAS, the Company and the Seller are delivering the instruments specified in this Agreement with the object that, in the events set forth herein, they shall be disposed of in the manner set forth herein,

NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Parties agree as follows:

1.      Appointment and Agreement of Escrow Holder .  The Company and the Seller hereby appoint the Escrow Holder to serve as, and the Escrow Holder hereby agrees to act as, the escrow holder upon the terms and conditions set forth in this Agreement.

2.      Delivery of Instruments .

(a)	Seller Deliveries . The Seller hereby delivers to the Escrow Holder, and the Escrow Holder acknowledges receipt of, assignments to Company of the 60MM Certificate and the 203MM Certificate, each of which is undated, has been signed by Seller and bears a signature guarantee (the “Share Assignments”).

(b)	Company Deliveries. The Company hereby delivers to the Escrow Holder, and the Escrow Holder acknowledges receipt of, the following instruments:

(i)	A copy of resolutions certified by the secretary of the Company as being in effect as of the date hereof, authorizing the issuance to Seller of 262,474,555 shares of Common Stock, to be represented by the 60MM Certificate and the 203MM Certificate (the “Certified Resolutions”).

(ii)	A copy of irrevocable instructions, signed by the Company and dated the date hereof, to the Company’s transfer agent instructing it to issue the 60MM Certificate and the 203MM Certificate in the name of Seller (the “Irrevocable Instructions”).

(iii)	An undated assignment, signed by the Company, whereby Company shall sell, assign and transfer all of its right, title and interest in and to the Patents and Pending Patents to Seller.

(iv)	An undated assignment, signed by Company whereby Company shall sell, assign and transfers all of its right, title and interest in and to the Trademark to Polymation

(v)	An undated assignment, signed by Company whereby Company shall sell, assign and transfer all of its right, title and interest in and to the Domain Name to PMP, which assignment shall contain a covenant to deliver to Seller all information, including IDs, usernames and passwords, necessary to accomplish the transfer and use the Domain Name.

(vi)	An undated bill of sale, signed by Company whereby Company shall sell, assign and transfer all of its his right, title and interest in and to the Molds to Seller.

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The instruments delivered by the Company to the Escrow Holder pursuant to Subsections (iii) though (vi) this Section 2(b) are referred to collectively as the “Reassignments.” The Reassignments shall be of no force or effect unless and until delivered to the Seller pursuant to the provisions of this Agreement.

The documents submitted to the Escrow Holder by the Company and the Seller pursuant to this Section 2 are collectively referred to as the “Instruments” and each of them as an “Instrument”.

The Company has submitted the Irrevocable Instructions and the Certified Resolutions to Pacific Stock Transfer Company (“PSTC”), the Company’s transfer agent for the Common Stock.

The 60MM Certificate and the 203MM Certificate shall bear the following legend (the “Restrictive Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The 203MM Certificate shall also bear the following legend (the “Dispositional Legend”): THE DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO AN ASSET PURCHASE AGREEMENT, DATED AS OF APRIL 16, 2018, BY AND BETWEEN THE ISSUER AND MARK HAINBACH. AMONG OTHER THINGS, SAID AGREEMENT LIMITS THE TIMES AT WHICH AND THE AMOUNTS IN WHICH SAID SHARES MAY BE SOLD. A COPY OF SAID AGREEMENT MAY BE EXAMINED BY ANY INTERESTED PERSON AT THE OFFICES OF THE ISSUER.

3.      Disposition of the Instruments . The Escrow Holder shall maintain custody of the Instruments, and, if it shall receive them, the New 60MM Certificate and the New 203MM Certificate, and dispose of them as follows:

(a)      First Share Delivery Failure . In the event that the Escrow Holder shall not have received the 60MM Certificate and the 203MM Certificate within 10 Business Days after the date of this Agreement, the Escrow Holder shall inquire of PSTC as to whether they will be issued. If PSTC informs the Escrow Holder that they will be issued, the Escrow Holder shall wait until the twentieth Business Day after the date of this Agreement for said certificates to be delivered to it (the “First Deadline”). In the event that PSTC informs the Escrow Holder that said certificates will not be issued or the Escrow Holder shall not have received them by the First Deadline (either of these events being a “First Share Delivery Failure”), the Escrow Holder shall deliver (i) the Assignments and the Reassignments to the Seller and (ii) the 60MM Certificate, the 203MM Certificate and the Share Assignments to the Company. In the event of a First Share Delivery Failure, the rights of the Seller and the Company in the Patents, the Patent Applications, the Trademarks and the Molds shall be those that they had immediately before the APA was signed and the APA shall terminate without action of the Seller or the Company, without liability of either of them to the other.

(b)      Second Share Delivery Failure . In the event that a First Share Delivery Failure has not occurred, the Escrow Holder shall, on the first Business Day after the expiration of six months from the date of this Agreement, submit, by overnight courier, the 60MM Certificate and the 203MM Certificate to PSTC, together with a letter, the form of which is attached to this Agreement as Exhibit A, the date on which PSTC receives such submission, as shown by such courier’s proof of delivery, being the “Certificate Submission Date.” If, within 10 Business Days after the Certificate Submission Date, the Escrow Holder shall not have received a certificate representing 60,000,000 shares of Common Stock, without any restrictive legend (the “New 60MM Certificate”), and a certificate representing 203,125,164 shares of Common Stock, bearing the Dispositional Legend only (the “New 203MM Certificate”), each of these certificates being registered in the name of Seller, the Escrow Holder shall inquire of PSTC as to whether they will be issued. If PSTC informs the Escrow Holder that they will be issued, the Escrow Holder shall wait until the twentieth Business Day after the Certificate Submission Date (the “Second Deadline”). In the event that PSTC shall inform the Escrow Holder that said certificates will not be issued as described in the previous sentence or the Escrow Holder shall not have received them by the Second Deadline (either of these events being a “Second Share Delivery Failure”), the Escrow Holder shall deliver (i) the Assignments and the Reassignments to the Seller and (ii) the 60MM Certificate, the 203MM Certificate and the Share Assignments to the Company. In the event of a Second Share Delivery Failure, the rights of the Seller and the Company in the Patents, the Patent Applications, the Trademarks and the Molds shall be those that they had immediately before the APA was signed and the APA shall terminate without action of the Seller or the Company, without liability of either of them to the other.

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(c)      No Second Share Delivery Failure; Loss of Certificates .

(1)	In the event that the Second Share Delivery Failure shall not have occurred, the Escrow Holder shall (A) deliver the New 60MM Certificate and the New 203MM Certificate to the Seller by overnight courier, (B) provide a copy of said courier’s waybill by email to the Seller and the Company at their respective email addresses set forth in Section 9 and (B) retain the Assignments and the Reassignments.

(2)	If the Escrow Holder shall not have received notice from the Seller within ten (10) Business Days after the date of delivery of the New 60MM Certificate and the New 203MM Certificate to said courier, as indicated by said waybill, that he has failed to receive them, the Escrow Holder shall deliver the Assignments and the Reassignments to the Company and the Share Assignments to the Seller.

(3)	If the Escrow Holder shall receive the notice specified in Subsection (c)(2) of this Section 3, the Escrow Holder shall so advise the Company and the Company shall replace the New 60MM Certificate and the New 203MM Certificate within twenty (20) Business Days after the date on which the Escrow Holder receives such notice, provided that the Seller shall provide the Escrow Holder with an affidavit respecting his loss or nonreceipt of the New 60MM Certificate and the New 203MM Certificate and other instruments customarily required by PSTC in the event of the loss of stock certificates within two (2) Business Days after he submits said notice to the Escrow Holder (but shall not be required to furnish a bond), and provided further that said twenty (20) Business Day period shall be extended by one (1) Business Day for each Business Day after said two (2) day period on which Seller shall have failed to deliver said affidavit and instruments to the Escrow Holder. The Escrow Holder shall submit said affidavit and instruments, together with a letter, the form of which is attached to this Agreement as Exhibit B, the date on which PSTC receives such letter, as shown by such courier’s proof of delivery, being the “Second Certificate Submission Date.”

(4)	If the Escrow Holder receives replacements of the New 60MM Certificate and the New 203MM Certificate within ten (10) Business Days after the Second Certificate Submission Date, the Escrow Holder shall deliver the Assignments and the Reassignments to the Company and shall give notice to the Seller that the Escrow Holder has received said replacements and that the Escrow Holder will deliver them and the Share Assignments to the Seller at the Escrow Holder’s office, against receipt therefor.

(5)	If, within ten (10) Business Days after the Second Certificate Submission Date, the Escrow Holder shall not have received said replacements, the Escrow Holder shall inquire of PSTC as to whether they will be issued. If PSTC informs the Escrow Holder that they will be issued, the Escrow Holder shall wait until the twentieth Business Day after the Second Certificate Submission Date (the “Third Deadline).

(6)	If the Escrow Holder shall not have received said replacements by the Third Deadline, the Escrow Holder shall deliver the Assignments and the Reassignments to the Seller and the Share Assignments to the Company.

The Escrow Holder shall provide copies of all communications that it receives from PSTC to the Company and the Seller at by email at their respective email addresses set forth in Section 9.

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4.      Holding of Shares and Indemnification .

(a)	Undertaking; Agreement to Serve as Company’s Agent; Agreement of and Waver by the Seller . The Undertaking grants the Company a lien on the shares of the Company’s Common Stock represented by the 60MM Certificate and the 203MM Certificate and, when and if they are delivered, by the New 60MM Certificate and the New 203MM Certificate, and provides that the Escrow Holder shall serve as the Company’s agent for purposes of securing said lien by possession. The Escrow Holder agrees to serve as said agent. The Seller agrees that the Escrow Holder may serve as such agent without contravening its obligations to the Seller under this Escrow Agreement and waives any claim under this Agreement respecting its validity or any claim against the Escrow Holder or the Company by reason of the Escrow Holder’s acting as such agent.

(b)	Indemnification Procedure . In the event that the Company believes that it is entitled to indemnification under the provisions of the Undertaking, it shall deliver to the Escrow Holder a certificate setting forth in reasonable detail (i) the reason for which it claims indemnification, to which certificate shall be attached such documents as the Company has in its possession relating to the claim (other than privileged documents), (ii) the amount of the Company’s claim and (iii) its calculation of the number of shares of the Company’s Common Stock to which it is entitled to satisfy its claim (the “Seller’s Certificate”). The Escrow Holder shall give notice of said claim to the Seller, transmitting a copy of said certificate with said notice. If the Seller fails, within ten (10) Business Days after the Seller is given said notice, to deliver to the Escrow holder a written response to said notice, Seller shall have no claim to said shares. If Seller delivers a notice to the Escrow Holder, claiming that the Company is entitled to no shares or a lesser number of shares than the Seller claimed in the Seller’s Certificate, Seller shall be entitled to the number of shares as to which no controversy exists, and, notwithstanding any other provision of this Escrow Agreement, the Escrow Holder shall not deliver to the Seller certificates representing the shares in controversy until the controversy be resolved by written agreement between the Seller and the Company or a final and unappealable Order shall have been entered. Seller shall maintain custody of any shares to which the Company is entitled until it shall have received (i) a stock power signed by Seller and bearing a Signature Guarantee, transferring said shares to the Company, or (ii) some other instrument or Order sufficient for the Company’s transfer agent so to transfer said shares. Upon the Escrow Holder’s receipt of such stock power, instrument or Order, the Escrow Holder shall deliver certificates representing at least the number of shares to which the Company is entitled, together with such stock power, instrument or Order, to said transfer agent, instructing it (i) to issue a certificate representing the number of shares to which the Company is entitled to the Company and deliver it to the Company at its address for notice and (ii) to issue a certificate representing the balance of the shares represented by the certificates so delivered in the name of the Seller and deliver it to the Escrow Holder (the “Balance Certificate”).

(c)	Order of Delivery of Certificates; Legend on Balance Certificates . In the event that the Escrow Holder delivers certificates to the Company’s transfer agent pursuant to the previous paragraph, it shall deliver the 203MM Certificate or the New 203MM Certificate, as the case may be, to the extent that the number of shares to which the Company does not exceed the number of shares represented thereby. A Balance Certificate shall bear the same legend or legends as the stock certificate from which the shares represented thereby are the source.

5.      Concerning the Escrow Holder . Notwithstanding any provision contained herein, the Escrow Holder, including its officers, directors, employees and agents, shall:

(a)      not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Holder’s gross negligence or willful misconduct was the primary cause of any loss to either party;

(b)      have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any securities, checks, or other documents or instruments submitted to or received by it in connection with its duties hereunder;

(c)      be entitled to deem the signatories of any documents or instruments submitted to it hereunder as being those purported to be authorized to sign such documents or instruments on behalf of the Company, the Seller and PSTC, and shall be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind;

(d)      be entitled to refrain from taking any action contemplated by this Agreement in the event that it becomes aware of any disagreement between the parties hereto as to any facts or as to the happening of any contemplated event precedent to such action.

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(e)      be entitled to (i)(A) unrefundable compensation of $3,000.00 for its services hereunder, to be paid upon the execution and delivery of this Agreement, to be shared equally by the Company and the Seller, and (B) in the event that a dispute arises hereunder to additional compensation at the rate of $200.00 per hour, to be shared equally by the Company and the Seller, and (ii) to reimbursement of its out-of-pocket expenses including, but not by way of limitation, the fees and costs of attorneys or agents which it may find necessary to engage in performance of its duties hereunder, along with any fees or charges levied by any governmental authority in connection with the Escrow Holder’s performance of its duties hereunder which the Escrow Holder may impose, charge or pass-through, all to be paid equally by the Company and Seller, against which expenses, there shall be deposited $1,500.00 upon the execution and delivery of this Agreement, such deposit to be shared equally by the Company and the Seller the unused portion of which shall be returned in equal portions to the Company and the Seller upon termination of this Agreement;

(f)       be, and hereby is, jointly and severally indemnified and saved harmless by the Company and Seller from any and all losses, liabilities, claims, proceedings, suits, demands, penalties, costs and expenses, including without limitation fees and expenses of outside and internal counsel and experts and their staffs and all expenses of document location, duplication and shipment and of preparation to defend any of the foregoing (“Losses”), which may be incurred by it as a result of its execution, delivery or performance of this Agreement, unless such Losses shall have been finally adjudicated to have been primarily caused by the willful misconduct or gross negligence of the Escrow Holder, and the provisions of this section shall survive the resignation or removal of the Escrow Holder and the termination of this Agreement. The Company and Seller further agree amongst themselves that each shall be responsible for 50% of such Losses, and to the extent the Company or Seller pays more than 50% of any such Losses, it shall be entitled to reimbursement from the other. To the extent any Loss is caused by the Company, the Company shall indemnify and hold harmless Seller from any and all such Losses. To the extent any Loss is caused by Seller, Seller shall indemnify and hold harmless the Company from any and all such Losses. For the avoidance of doubt, it is understood and agreed that the preceding three sentences are not applicable to the Escrow Holder and shall not be construed to limit in any way the indemnity obligations of the Company and the Seller to the Escrow Holder, which are set forth in the first sentence of this section;

(g)      in the event that (i) any dispute shall arise between the parties with respect to the disposition or disbursement of any of the assets held hereunder or (ii) the Escrow Holder shall be uncertain as to how to proceed in a situation not explicitly addressed by the terms of this Agreement whether because of conflicting demands by the other parties hereto or otherwise, the Escrow Holder shall be permitted to interplead all of the assets held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties hereto other than the Escrow Holder further agree to pursue any redress or recourse in connection with such a dispute, without making the Escrow Holder a party to same;

(h)      have only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Escrow Holder shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including, without limitation, the APA, except as set forth in Section 13. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Holder shall be inferred from the terms of this Agreement or any other Agreement. IN NO EVENT SHALL THE ESCROW HOLDER BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW HOLDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION;

(i)        have the right, but not the obligation, to consult with counsel of choice and shall not be liable for action taken or omitted to be taken by Escrow Holder in good faith in accordance with the advice of such counsel; if the Escrow Holder becomes involved in litigation on account of this Agreement, it shall have the right to retain counsel and shall have a first lien on the property deposited hereunder for any and all costs, attorneys’ fees, charges, disbursements, and expenses in connection with such litigation; and shall be entitled to reimburse itself therefor out of the property deposited hereunder, and if it shall be unable to reimburse itself from the property deposited hereunder, the parties hereto jointly and severally agree to pay to the Escrow Holder on demand its reasonable charges, counsel and attorneys’ fees, disbursements, and expenses in connection with such litigation; and

(j)        have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees.

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6.      Attachment of Escrow Property; Compliance with Legal Orders . In the event that any property held by the Escrow Holder shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting such property, the Escrow Holder is hereby expressly authorized to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Holder obeys or complies with any such writ, order or decree it shall not be liable to the Company or the Seller or to any other person or entity by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

7.      Resignation or Removal of Escrow Holder . The Escrow Holder may resign as such following the giving of thirty (30) days’ prior written notice to the Company and Seller and the Escrow Holder may be removed and replaced following the giving of thirty (30) days’ prior joint written notice by the Company and Seller to the Escrow Holder. In either event, the duties of the Escrow Holder shall terminate thirty (30) days after receipt of such notice (or as of such earlier date as may be mutually agreeable); and the Escrow Holder shall then deliver the Instruments and all other property or assets then in its possession to a successor Escrow Holder as shall be appointed by the Company and Seller as evidenced by a joint written notice filed with the Escrow Holder.

If the Company and Seller have failed to appoint a successor prior to the expiration of thirty (30) days following receipt of the notice of resignation or removal, the Escrow Holder may appoint a successor or petition any court of competent jurisdiction for the appointment of a successor Escrow Holder or for other appropriate relief, and any such resulting appointment shall be binding upon the Company and Seller.

8.      Fees and Expenses . The fees and expenses of the Escrow Holder shall be borne equally by the Company and the Seller. Losses shall be borne by them as set forth in Section 4(f).

9.      Termination . Upon delivery of the Instruments and, if the Escrow Holder and, if it receive them, the New 60MM Certificate and the New 203MM Certificate, in any of the ways set forth in Subsections (a), (b) or (c) of Section 3, this Agreement shall terminate.

10.  Notices . All notices and other communications hereunder shall be in writing only by overnight courier, with signature required, and shall be deemed to be duly given on the earlier of (i) the first Business Day after the day on which it was received, as indicated by the courier’ signed proof of delivery or (ii) twenty (20) Business Days after it shall have been delivered to the courier. Notices shall be addressed as follows:

If to the Company:

1620 Commerce St.

Corona, CA 92880

Attention: Chief Executive Officer

E-Mail: jzarecor@escrowllc.net

If to Seller:

3533 Old Conejo Road, #106-A

Newbury Park, CA 91320

and to

Richard A. Rogers, Esq.

Shane, DiGiuseppe & Rodgers, LLP

3125 Old Conejo Road

Thousand Oaks, CA 91320

E-Mail: rar@lawsdr.com

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Notices and other communications shall be sent to both the Seller and Richard A. Rogers, but delivery of notice to either shall constitute notice to the Seller.

If to the Escrow Holder:

Escrow, LLC

173 Keith St., Suite 3

Warrenton, VA 20186

E-Mail: jzarecor@escrowllc.net

No notice may be given by e-mail.

For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Holder located at the notice address set forth above is authorized or required by law or executive order to remain closed.

11.  Governing Law; Counterparts . This Agreement shall be construed in accordance with the laws of the State of Virginia. It may be executed in several counterparts, each one of which shall constitute an original and all collectively shall constitute but one instrument. Each party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by certified or registered mail, return receipt requested, or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Virginia. To the extent that in any jurisdiction, Seller or the Company may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution attachment (before or after judgment), or other legal process, such party shall not claim, and it hereby irrevocably waives, such immunity. EACH PARTY FURTHER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT OR JUDICIAL PROCEEDING ARISING OR RELATING TO THIS AGREEMENT.

12.  Amendment; Modification; Waiver . This Agreement may be amended or modified, and any term of this Agreement may be waived if such amendment, modification or waiver is in writing and signed by all parties.

13.  Assignment . This Agreement shall be binding upon and shall inure to the benefit of each of the Company and Seller and each of their respective permitted successors and assigns. No assignment of the interest of the Company or Seller shall be binding upon the Escrow Holder unless and until written notice of such assignment shall be delivered to and acknowledged by the Escrow Holder.

14.  Definitions . Terms that used in this Agreement and are defined in the APA or the Undertaking shall have the meanings ascribed to them therein. The Escrow Holder shall be deemed to have knowledge of said definitions and acknowledges receipt of a copy of the APA.

15.  Agency . The Seller nominates, constitutes and appoints the Escrow Holder as his true and lawful agent and attorney-in-fact solely for the purpose of requesting that PSTC issue the New 60MM Certificate and the New 203MM Certificate, as described above.

16.  Force Majeure . Notwithstanding any other provision of this Agreement, the Escrow Holder shall not be obligated to perform any obligation hereunder and shall not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Holder is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

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IN WITNESS WHEREOF , the Seller has duly executed this Agreement, and the Company and the Escrow Holder have caused this Agreement to be duly executed, as of the day and year first above written.

ACOLOGY, INC.

/s/ Mark Hainbach

Mark Hainbach

By: /s/ Curtis Fairbrother

Curtis Fairbrother

Chief Executive Officer

By: /s/ Douglas Heldoorn

Douglas Heldoorn

Chief Operating Officer

ESCROW, LLC

By: /s/ Johnnie Zarecor

Johnnie Zarecor

President

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PRODUCTION AGREEMENT

THIS AGREEMENT (the “Agreement”) made and effective this eighth day of June 2018 (the “Effective Date”), by and between POLYMATION LLC, a California limited liability company whose principle place of business is 3533 Old Conjeo Road, #106-A, Newbury Park, CA 91320 (“Polymation”), and ACOLOGY, INC., a Florida corporation whose principle place of business is 1620 Commerce St., #A, Corona, CA 92880 (“Acology” and together with Polymation, the “Parties”),

WITNESSETH:

WHEREAS, Acology has acquired all rights and ownership of certain assets from Polymation, Polymation Medical Products LLC, and Mark Hainbach (the “Assets”), pursuant to an Asset Purchase Agreement, dated April 16, 2018, amended on June 8, 2018, by and between Acology and Mark Hainbach (as so amended, the “APA”); and

WHEREAS, Polymation is manufacturing plastic packaging containers patented under U.S. Patent Number US 8,695,906 B2, which has been reissued as U.S. Patent Number US RE 46,408 E (the “Patent”), which it is now selling to D&C Distributors, LLC (“D&C”), the wholly owned subsidiary of Acology (the “Products”) under a Distributorship Agreement, dated August 13, 2014, by and between Polymation and D&C (the “2013 Distributorship Agreement”); and

WHEREAS, the Parties have agreed in the APA to execute and deliver this Agreement,

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.         Requirements : Subject to the termination of this Agreement as provided for herein, Polymation shall manufacture and provide all Products ordered by Acology, or its designated distributor, D&C.

2.         Minimum Purchase . Acology shall purchase no less than 30,000 Units of the Product from Polymation, per month (the “Minimum Purchase”), prorated for any period less than a month on the basis of a thirty (30) day month. The Minimum Purchase shall increase by 10% on every annual anniversary of the Effective Date. Failure to meet the Minimum Purchase shall be deemed to be a material breach of this Agreement.

3.         Pricing. The price of the Products to be charged to Acology (the “Price”) shall be $____ per unit. Acology and/or its designated distributors are free to set any price for resale of the Products. Polymation may adjust the Wholesale Price every 6 months proportionally with changes in the Consumer Price Index for All Urban Consumers, Los Angeles - Riverside-Orange County (6-Month Percent Change) as published by the United States Bureau of Labor Statistics, based on such Consumer Price Index on the date hereof, effective the first day of the month after the month in which Polymation shall give notice of such adjustment.

4.         Delivery . Polymation shall deliver all orders of Products to D&C at 1620 Commerce St., #A, Corona, CA 92880 or as Acology shall instruct, F.O.B. Polymation’s facility in Newbury Park. Acology shall be responsible for all shipping costs and insurance. Polymation shall not be responsible for any loss occurring after delivery of the Products to Acology’s or D&C’s carrier.

5.         Fulfillment . Polymation’s delivery of Units, plus or minus 5% of the quantities ordered, shall constitute delivery of the order. Nevertheless, Acology shall be obligated to pay only for the amount of Products actually delivered. Delivery dates of Units may vary due to availability of manufacturing materials (resin). Polymation shall not be responsible for delays in delivery of Products caused by unavailability of resin. Polymation will use its best efforts to meet delivery dates in general, however, in the event a delivery date cannot be met, Polymation shall not be not liable for missed schedules, sales, or commitments, made by Acology or D&C, or any resulting actions, claims or damages.

6.         Defects . Acology shall have five (5) days to inspect Products after their receipt at it premises for compliance with its purchase order and shall have ten (10) days such receipt to return any defective or non-conforming Units. Polymation shall have thirty (30) days to repair or replace any defective Units. Polymation shall replace or repair any defective Units returned, without charge.

7.         Payment . Invoices shall be paid within 15 days of shipping. Polymation reserves the right to withhold production and shipping of any orders if outstanding account balances exceed $20,000.00.

8.         Default . Except as otherwise provided for herein, in the event Acology fails or refuses to comply with or perform any covenant, condition or term of this Agreement, Polymation, may in its reasonable judgment deem such failure or refusal a material breach of this Agreement, and in that event, Polymation shall give Acology sixty (60) days’ written notice to cure the default at its address for notice. If the default is not cured within 60 days of the notice mailing date, Polymation may terminate this Agreement with no further notice.

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9.         Changes . Any changed or modified Product, or similar new product, requested by Acology, and approved by Polymation, shall be governed by and incorporated into this Agreement. Pricing for any new product shall be as mutually agreed between the Parties.

10.     Force Majeure . Notwithstanding any provision of this Agreement, neither Party shall be considered in breach of this Agreement to the extent that its performance is prevented by an event of force majeure, which shall include, but not be limited to, an Act of God, a substantial and sustained power or utility outage, war, acts of terrorism or other similar catastrophes or hostilities.

11.     Term . Unless the Termination Option, as defined below, is exercised, the term of this Agreement (the “Term”) shall begin on the date hereof and expire on April 30, 2031.

12.     License . Acology grants Polymation a nonexclusive fully paid, royalty-free license to manufacture the Products under the Patent solely for sale to Acology and for no other purpose and without the right to sublicense, which license shall terminate when this Agreement terminates.

13.     Termination Option . Provided that the shares of Acology’s common stock issued to Mark Hainbach pursuant to the APA may be publicly sold under the exemption from registration afforded by Rule 144 promulgated under the Securities Act of 1933, or another exemption from such registration, without any restriction as to volume otherwise than as provided in the APA, Acology may terminate this Agreement upon its payment to Polymation of $400,000.00, less any amount that Mark Hainbach shall agree that he owes to Acology or that he owes to Acology under a final and unappealable judgment (the “Termination Option”).

14.     Turnover of Molds . Upon the expiration the Term or the exercise of the Termination Option, (i) Polymation shall not impede the delivery of the Molds by Mark Hainbach to Acology pursuant to the provisions of the APA and (ii) all obligations of the Parties set forth in this Agreement, other than those in respect of uncompleted orders and unpaid obligations shall terminate.

15.     Termination of 2013 Distributorship Agreement. On the Effective Date, the 2013 Distributorship Agreement shall be terminated, without the action of any party thereto being required, and all obligations of the parties thereto, other than those in respect of uncompleted orders and unpaid obligations shall terminate. By its signature below, D&C shall be deemed to have agreed to said termination, but shall not be a party to this Agreement for any other purpose.

16.     Notice . Any notice to be given to a Party pursuant to this Agreement shall be given by first class mail, postage prepaid at its address set forth above.

17.     Choice of Law and Venue . California law shall govern the interpretation and enforcement of this Agreement notwithstanding any conflict of laws statutes. The proper venue for any legal actions pertaining to this Agreement shall be the County of Ventura, State of California.

18.     Fees and Costs . In the event that either Party initiates any action or arbitration to enforce the provision of this Agreement, or actions in equity, tort or contract, or to collect any money due under the terms of this Agreement, the prevailing party in such action shall be entitled to its reasonable attorney fees and costs, including costs of collection, incurred by that Party in connection with such action.

19.     Headings . The headings used herein are for the convenience of reference only and are not intended to have any independent legal significance or to be used in the construction of this Agreement.

20.     Entire Agreement . This Agreement contains the entire agreement between the Parties regarding the subject matter hereof. All agreements, representations and promises of any Party made to the other Party regarding the subject matter hereof are incorporated herein. This Agreement may not be changed or modified in any way, without the express written and mutual agreement of the Parties.

IN WITNESS WHEREOF, the Parties have signed this Agreement on the date first above written.

ACOLOGY, INC.			D&C DISTIBUTORS, LLC
By:	/s/ Curtis Fairbrother	By:	/s/ Curtis Fairbrother
	Curtis Fairbrother		Curtis Fairbrother
	Chief Executive Officer		Manager
By: Douglas Heldoorn		By:	Douglas Heldoorn
	Douglas Heldoorn		Douglas Heldoorn
	Chief Operating Officer		Manager
POLYMATION LLC
By:	/s/ Mark Hainbach
Mark Hainbach
Manager

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